Exhibit 99.1

Novo Integrated Sciences Engages Maxim Group LLC to Assist with its Growth

Strategy and Goal to Up-list to a National Exchange

Bellevue, Washington—(NewsFile Corp. – August 11, 2020) - Novo Integrated Sciences, Inc. (OTCQB: NVOS) (“Novo Integrated Sciences” or “the Company”), a provider of multi-dimensional primary healthcare services and products in Canada and the U.S., today announced that it has engaged Maxim Group LLC as its financial advisor to assist the Company in articulating its growth strategy to the investment community and with its aspiration to Up-list to a national exchange. Novo Integrated Sciences is looking to list on a national exchange in a bid to capitalize on its growth through the broad and developed investor base of the major capital markets. The Company believes an up-listing would enhance their visibility in the marketplace, increase the liquidity of their stock, and build long term shareholder value.

The timing/viability of any up-list process will be dependent on a multitude of factors, including but not limited to: (i) Novo Integrated Sciences future gross and net revenues, (ii) its future market capitalization and (iii) overall market conditions in the future.

The Company looks forward to keeping its shareholders apprised of its progress as it moves into this next phase in the Company’s growth trajectory.

About Maxim Group LLC

Maxim Group LLC is a full-service investment banking, securities and wealth management firm headquartered in New York. The Firm provides a full array of financial services including investment banking; private wealth management; and global institutional equity, fixed-income and derivatives sales & trading, equity research and prime brokerage services to a diverse range of corporate clients, institutional investors and high net worth individuals. Maxim Group is a registered broker-dealer with the U.S. Securities and Exchange Commission (SEC) and the Municipal Securities Rulemaking Board (MSRB), and is a member of the following: Financial Industry Regulatory Authority (FINRA); Securities Insurance Protection Corporation (SIPC); NASDAQ Stock Market and NYSE Arca, Inc. To learn more about Maxim Group, visit www.maximgrp.com.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences’ wholly owned Canadian subsidiaries deliver multi-disciplinary primary healthcare services and products through our 16 corporate-owned clinics, 220 eldercare centric homes, and a contracted network of 103 affiliate clinics located across Ontario province Canada. In addition, the Company is contracted with LA Fitness, in both the U.S. and Canada, to provide certain of our services through micro-clinics located inside LA Fitness facilities.

Novo Integrated Sciences, Inc., a Nevada corporation, continues to build its’ patient-centric health science platform of services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science. The Company operates with a core philosophy centered on maintaining an on-going continuous connection with our patient community, beyond the traditional confines of a clinic, by extending oversight of patient diagnosis, care and monitoring, directly into the patient’s control through the integration of numerous medical technology source. To learn more about Novo Integrated Sciences, visit www.novointegrated.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, President
Novo Integrated Sciences, Inc.
cdavid@novointegrated.com
(206) 617-9797